SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (Date of earliest event reported):  November 3, 1999

                      AMERICAN HOME PRODUCTS CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                   1-1225               13-2526821
----------------------------    ----------------     -------------------
(State or other jurisdiction    (Commission File        (IRS Employer
     of incorporation)               Number)         Identification No.)



Five Giralda Farms, Madison, New Jersey                   07940
----------------------------------------                ----------
(Address of Principal Executive Offices)                (Zip Code)



       Registrant's telephone number, including area code:  973-660-5000

Item 5.  Other Events.

         In connection with the Agreement and Plan of Merger (the "Merger Agreement"), dated as of November 3, 1999, among American Home Products Corporation ("AHP"), Wolverine Sub Corp. and Warner-Lambert Company ("Warner-Lambert"), AHP and ChaseMellon Shareholder Services, L.L.C (the "Rights Agent") entered into an amendment to the Rights Agreement dated as of November 3, 1999 (the "Amendment to Rights Agreement") amending the Rights Agreement, dated as of October 13, 1999, between AHP and the Rights Agent (the "Rights Agreement") in order to, among other things, amend (a) Section 1 of the Rights Agreement to provide that neither Warner-Lambert nor any of its Affiliates or Associates (each, as defined in the Rights Agreement) will become an Acquiring Person (as defined in the Rights Agreement) solely by reason of the approval, execution, delivery or performance of the Merger Agreement, the Company Stock Option Agreement (as defined in the Amendment to Rights Agreement) or the consummation of the Merger (as defined in the Amendment to Rights Agreement); (b) Section 1 of the Rights Agreement to provide that the Shares Acquisition Date (as defined in the Rights Agreement) shall not be deemed to have occurred solely as a result of the approval, execution, delivery or performance of the Merger Agreement, the Company Stock Option Agreement or the consummation of the Merger; (c) Section 3(a) of the Rights Agreement to provide that a Distribution Date shall not be deemed to have occurred solely as a result of the approval, execution, delivery or performance of the Merger Agreement, the Company Stock Option Agreement or the consummation of the Merger; and (d) Section 7(a) of the Rights Agreement to insert "or (iv) the Effective Time of the Merger" after the existing clause (iii).

         A copy of the Amendment to Rights Agreement was filed as Exhibit 4.3 to AHP's Form 8-A/A filed with the Securities and Exchange Commission on November 18, 1999 and is incorporated herein by reference. The foregoing description of the Amendment to Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Amendment to Rights Agreement.


Item 7.  Financial Statements and Exhibits

      (c)  Exhibits

         (99.1) Amendment to Rights Agreement, dated as of November 3, 1999, between American Home Products Corporation and ChaseMellon Shareholder Services, L.L.C, as Rights Agent (incorporated by reference to Exhibit 4.3 to American Home Products Corporation's 8-A/A filed on November 18, 1999).



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

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  AMERICAN HOME PRODUCTS CORPORATION


                                  By:   /s/ Gerald A. Jibilian
                                       --------------------------------------
                                       Name:  Gerald A. Jibilian
                                       Title:  Vice President


Dated:  November 18, 1999































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